DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Connecticut Intermediate Municipal Bond Fund for the six-month period ended September 30, 1997. Your Fund produced a total return, including share price changes and dividend income generated, of 5.51%,* and an annualized tax-free distribution rate per share of 4.33%.**
THE ECONOMY
    Virtually ideal economic conditions prevailed over the reporting period. Robust growth in the first half of 1997, the lowest unemployment rate since the early 1970s and measures of inflation at 30-year lows combined to spur consumer confidence to record high ground. Businesses were similarly optimistic: government reports showed that business investment in new equipment during the reporting period was at its fastest pace in 14 years.
The question is, how long can this favorable economic scenario continue before inflation rekindles or, more to the point, before the Federal Reserve Board (the "Fed") embarks on a policy of monetary restraint to dampen possible future inflationary excess? Traditionally, the Fed has acted to contain inflation long before it could spread throughout the economy, and Fed Chairman Alan Greenspan is a staunch inflation-fighter. Yet there are few traditional signs of potential inflationary excess to battle against. The upward creep of factory operating rates in response to surging industrial production is one, the tight labor market is another. With the unemployment rate so low, there is concern that employers will eventually raise wages to attract workers, resulting in higher prices as increased labor costs are passed along to consumers. So far, there has been a remarkable absence of wage and price pressures.
    There are few signs that broader measures of inflation are accelerating. The economy grew at a 4.1% rate over the first six months of this year, a pace that in other times would have resulted in rumblings of inflationary pressures. Until its modest rise in September, the Producer Price Index had an unprecedented series of seven straight monthly declines. The Consumer
Price Index rose at a 1.6% annual rate for the first eight months of the year, a rate less than half the 3.3% rise for the comparable period in 1996.
    Because of the lack of inflation, the Fed has been willing to tolerate strong economic growth without tightening monetary policy. The Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in more than two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    In addition, the Fed expected some slowdown throughout the 18-month economic resurgence, yet demand remained strong throughout. However, the latest revision of the second-quarter economic growth rate showed a considerable buildup in business inventories. A rise in inventories could trigger a subsequent slowdown in the economy if companies cut production in order to work off unsold backlogs. Nevertheless, it is possible that the inherent momentum in the economy combined with more vigorous consumer spending in the third quarter (retail sales showed renewed strength over the summer) could absorb these inventories without a reduction in output. We continue to remain alert for future changes of monetary policy by the Fed, particularly the possibility of a tightening if economic growth continues strong throughout the rest of this year.
MARKET ENVIRONMENT
    The municipal market has benefited from the same improving trends as did the broader fixed-income markets. This has occurred despite a 25 basis-point increase in the Federal Funds rate in March and recent commentary by Fed Chairman Alan Greenspan concerning another potential move. Yields on bonds in the maturity range that pertains to your Fund are currently lower than yields on bonds previously purchased and held in the Fund's present portfolio. The intermediate sector of the municipal market continues to show strength and is now at cyclically rich levels compared to U.S. Treasury securities for the year. Recent issuance of new municipal bond debt ha increased; however, supply in the intermediate maturity range has been less than that for longer maturity ranges. It appears that the intermediate sector is less vulnerable to a technical correction from either oversupply or excessiv demand. This characteristic of performance has helped support the bond prices in your Fund, and furthermore provides some apparent downside protection.
PORTFOLIO OVERVIEW
    Many current new issue offerings are not as structurally attractive as the majority of the positions held in the portfolio. Also, very few new issues came to market in the recent quarter. Fortunately, we have not been under pressure to invest during this recent low interest-rate environment.
The Fund is largely invested, and portfolio holdings are seasoned, creating an investment vehicle aimed at producing high current income. This facilitates lower volatility, a potential asset if Fed action is taken. In the coming months, as securities move closer to maturity, we plan to replace those short-lived holdings with more advantageous positions in order to maintain the integrity of the portfolio.
                                                      Very truly yours,

                                        [Richard J. Moynihan signature logo]

                                                      Richard J. Moynihan
                                                      Director, Municipal
Portfolio Management
                                                      The Dreyfus Corporation
October 20, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid. Income is subject to state and local taxes for non-Connecticut residents.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                     SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                      Principal
Long-Term Municipal Investments-97.3%                                                                  Amount          Value
                                                                                                       -------        -------
Connecticut-86.2%
Bridgeport, Refunding 6%, 9/1/2006 (Insured; AMBAC).........................                    $    1,750,000  $   1,930,215
Cheshire 5.10%, 8/15/2006...................................................                           530,000        551,062
Columbia:
  5.20%, 6/15/2002..........................................................                           265,000        276,427
  5.30%, 6/15/2003..........................................................                           265,000        279,093
  5.40%, 6/15/2004..........................................................                           265,000        281,157
State of Connecticut:
  5.80%, 11/15/2001.........................................................                         1,000,000      1,060,740
  6.10%, 3/15/2002..........................................................                         2,000,000      2,146,280
  5.80%, 11/15/2002.........................................................                         1,500,000      1,603,845
  5.125%, 8/15/2011.........................................................                         1,000,000      1,007,390
  Airport Revenue Refunding (Bradley International Airport)
    7.35%, 10/1/2001 (Insured; FGIC)........................................                         1,000,000      1,112,730
  Clean Water Fund Revenue:
    5.40%, 4/1/2003.........................................................                         1,000,000      1,050,890
    5.40%, 6/1/2007.........................................................                         1,805,000      1,905,845
    Refunding 5.125%, 7/1/2007 (Insured; MBIA)..............................                         2,000,000      2,073,680
  Special Assessment Second Injury Fund Revenue
    5.20%, 1/1/2010 (Insured; AMBAC)........................................                         3,000,000      3,059,490
  Special Tax Obligation Revenue (Transportation Infrastructure):
    5.60%, 9/1/2002.........................................................                         3,000,000      3,172,530
    Refunding:
      5.25%, 9/1/2007.......................................................                         1,115,000      1,172,166
      5.25%, 9/1/2007 (Insured; MBIA).......................................                         1,360,000      1,426,409
Connecticut Health and Educational Facilities Authority, Revenue:
  (Connecticut State University System):
    5%, 11/1/2007 (Insured; MBIA)...........................................                         1,820,000      1,873,708
    5.125%, 11/1/2010 (Insured; MBIA).......................................                         1,145,000      1,158,889
  (Greenwich Hospital) 5.75%, 7/1/2006 (Insured; MBIA)......................                         1,000,000      1,083,510
  (Kent School) 5.10%, 7/1/2007 (Insured; MBIA).............................                           500,000        519,035
  Refunding (Yale New Haven Hospital) 5.50%, 7/1/2010.......................                         1,810,000      1,889,006
  (Stamford Hospital) 5.20%, 7/1/2007 (Insured; MBIA).......................                         2,210,000      2,291,991
  (University of Hartford):
    6.25%, 7/1/2002.........................................................                           700,000        728,140
    Refunding 6.20%, 7/1/2001...............................................                           750,000        775,718
  (University of New Haven) 6%, 7/1/2006....................................                         1,000,000      1,037,780
Connecticut Higher Education Supplemental Loan Authority, Revenue
  (Family Education Loan Program):
    5.70%, 11/15/2004.......................................................                         1,390,000      1,432,103
    5.80%, 11/15/2005.......................................................                         1,895,000      1,963,087
    5.90%, 11/15/2006.......................................................                         1,990,000      2,068,068
    5.50%, 11/15/2008.......................................................                         1,675,000      1,726,942
    5.60%, 11/15/2009.......................................................                         1,775,000      1,832,474

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                         SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
Connecticut (continued)
Connecticut Housing Finance Authority
  (Housing Mortgage Finance Program):
    6.90%, 11/15/1998.......................................................                    $    1,520,000  $   1,547,117
    5.95%, 11/15/2002.......................................................                         2,000,000      2,092,280
    5.90%, 5/15/2006........................................................                         1,000,000      1,044,910
    5.65%, 11/15/2007.......................................................                         1,000,000      1,034,930
Connecticut Municipal Electric Energy Cooperative, Power Supply
  System Revenue, Refunding:
    5%, 1/1/2008 (Insured; MBIA)............................................                         1,500,000      1,536,165
    5%, 1/1/2010 (Insured; MBIA)............................................                         1,820,000      1,824,204
Connecticut Regional School District Number 5:
  5.25%, 1/15/2004 (Insured; MBIA)..........................................                           400,000        419,152
  5.40%, 1/15/2005 (Insured; MBIA)..........................................                           400,000        424,180
  5.50%, 1/15/2006 (Insured; MBIA)..........................................                           400,000        425,368
Danbury:
  5.10%, 8/15/2003..........................................................                           815,000        849,784
  5.25%, 8/15/2004..........................................................                           815,000        857,152
Derby:
  5.40%, 5/15/2004 (Insured; AMBAC).........................................                           420,000        444,629
  5.50%, 5/15/2005 (Insured; AMBAC).........................................                           620,000        662,910
Eastern Connecticut Resources Recovery Authority, Solid Waste Revenue
  (Wheelabrator Lisbon Project) 5.25%, 1/1/2006.............................                           820,000        830,184
East Hampton:
  5.25%, 7/15/2004 (Insured; FGIC)..........................................                           300,000        315,351
  5.40%, 7/15/2005 (Insured; FGIC)..........................................                           305,000        324,502
  5.50%, 7/15/2006 (Insured; FGIC)..........................................                           305,000        327,610
East Lyme:
  5.20%, 8/1/2003...........................................................                           425,000        443,861
  5.60%, 8/1/2009...........................................................                           415,000        436,040
Easton:
  5.05%, 6/1/2007...........................................................                           270,000        277,617
  5.15%, 6/1/2008...........................................................                           270,000        277,198
  5.25%, 6/1/2009...........................................................                           245,000        251,154
Guilford:
  5.25%, 1/15/2004..........................................................                           300,000        313,191
  5.40%, 1/15/2005..........................................................                           325,000        342,781
  5.50%, 1/15/2006..........................................................                           325,000        343,746
  Refunding:
    5.40%, 10/15/2001.......................................................                         1,215,000      1,269,116
    5.50%, 10/15/2002.......................................................                         1,000,000      1,054,320

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                       SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
Connecticut (continued)
Hamden:
  5.25%, 10/1/2001..........................................................                   $       445,000  $     462,217
  5.30%, 10/1/2002..........................................................                           440,000        459,818
  5.40%, 10/1/2003..........................................................                           425,000        448,354
Hartford 5.30%, 10/1/2008 (Insured; FGIC)...................................                         1,000,000      1,047,450
Meriden 5.50%, 11/15/2001 (Insured; MBIA)...................................                         1,300,000      1,363,830
Middletown 5%, 4/15/2008....................................................                         1,760,000      1,803,454
New Britain:
  5.375%, 3/1/2003 (Insured; MBIA)..........................................                           750,000        785,992
  5.50%, 3/1/2004 (Insured; MBIA)...........................................                         1,000,000      1,057,460
New Canaan:
  5.25%, 2/1/2009...........................................................                           550,000        571,015
  5.30%, 2/1/2010...........................................................                           650,000        672,067
New Fairfield 4.80%, 3/15/2003 (Insured; MBIA)..............................                           550,000        562,436
New Haven:
  6.50%, 12/1/2002..........................................................                           350,000        385,921
  6.50%, 12/1/2002..........................................................                         1,060,000      1,147,588
  6.75%, 12/1/2005..........................................................                           845,000        952,915
  Refunding:
    5.25%, 8/1/2006 (Insured; FGIC).........................................                         1,500,000      1,563,405
    5%, 8/1/2008 (Insured; FGIC)............................................                         2,185,000      2,211,963
New London:
  5.10%, 10/1/2002 (Insured; MBIA)..........................................                           300,000        310,974
  5.20%, 10/1/2003 (Insured; MBIA)..........................................                           575,000        600,887
New Milford:
  5.20%, 8/1/2003...........................................................                           550,000        574,123
  5.40%, 8/1/2006...........................................................                           380,000        403,545
  5.50%, 8/1/2007...........................................................                           425,000        455,311
North Haven 5%, 9/1/2013....................................................                           850,000        845,350
Norwalk Maritime Center Authority, Revenue Refunding (Maritime Center
Project):
  5.40%, 2/1/2002...........................................................                           635,000        662,578
  5.50%, 2/1/2003...........................................................                           670,000        706,301
Norwich 5.75%, 9/15/2005....................................................                           875,000        948,071
Redding:
  6.55%, 4/15/2008..........................................................                           200,000        231,740
  6.60%, 4/15/2009..........................................................                           200,000        233,550
South Central Connecticut Regional Water Authority, Water Systems Revenue:
  5.50%, 8/1/2003 (Insured; FGIC)...........................................                         2,000,000      2,119,420
  5.25%, 8/1/2011 (Insured; FGIC)...........................................                           890,000        907,631

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                        SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
Connecticut (continued)
Southington:
  5.40%, 9/15/2005 (Insured; MBIA)..........................................                   $       455,000  $     484,634
  5.50%, 9/15/2006 (Insured; MBIA)..........................................                           455,000        489,275
  5.60%, 9/15/2007 (Insured; MBIA)..........................................                           455,000        490,431
Stamford:
  6.625%, 3/15/2004.........................................................                         2,750,000      3,100,543
  7.75%, 1/15/2005..........................................................                         1,650,000      1,988,349
Stratford:
  5.625%, 11/1/2007 (Insured; FGIC).........................................                         2,490,000      2,644,280
University of Connecticut 4.75%, 2/1/2008 (Insured; FGIC)...................                         3,000,000      3,009,540
Vernon:
  5.30%, 9/15/2004 (Insured; MBIA)..........................................                           360,000        380,560
  5.40%, 9/15/2005 (Insured; MBIA)..........................................                           360,000        384,192
  5.50%, 9/15/2006 (Insured; MBIA)..........................................                           360,000        385,322
Wallingford:
  5.20%, 6/15/2001..........................................................                           400,000        413,996
  5.30%, 6/15/2002..........................................................                           400,000        417,380
  5.40%, 6/15/2003..........................................................                           400,000        421,416
  4.80%, 6/15/2009..........................................................                         1,385,000      1,381,953
  Refunding 5.30%, 6/1/2004.................................................                           500,000        525,145
Waterbury, Refunding:
  4.90%, 4/15/2002 (Insured; FGIC)..........................................                         1,650,000      1,685,640
  5%, 4/15/2003 (Insured; FGIC).............................................                         2,060,000      2,115,064
Westport:
  5.10%, 6/15/2003..........................................................                           500,000        521,565
  5.20%, 6/15/2004..........................................................                           500,000        524,760
U.S. Related-11.1%
Commonwealth of Puerto Rico, Refunding, 5.30%, 7/1/2004 (Insured; MBIA).....                         1,000,000      1,056,200
Puerto Rico Electric and Power Authority, Power Revenue, Refunding,
  6.125%, 7/1/2009 (Insured; MBIA)..........................................                         4,000,000      4,525,360
Puerto Rico Municipal Finance Agency 5.60%, 7/1/2002........................                         1,800,000      1,885,698
Virgin Islands, Subordinate Tax (Insurance Claims Fund Program
  General Obligation Matching Fund) 5.65%, 10/1/2003........................                         3,245,000      3,394,270
Virgin Islands Public Finance Authority,
  Revenue Refunding Matching Fund Loan Notes:
    6.90%, 10/1/2001........................................................                         2,000,000      2,160,360
    7%, 10/1/2002...........................................................                           750,000        823,313
Virgin Islands Water and Power Authority, Water Systems Revenue
  7.20%, 1/1/2002...........................................................                           300,000        315,039
                                                                                                                      -------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $118,845,814).......................................................                                     $124,479,503
                                                                                                                      =======

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                         SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                      Principal
Short-Term Municipal Investments-2.7%                                                                  Amount          Value
                                                                                                       -------        -------
Connecticut-.8%
Connecticut Development Authority, PCR, Refunding,
  VRDN (Connecticut Light and Power Company Project)
  4% (LOC; Union Bank of Switzerland) (a,b).................................                    $    1,000,000  $   1,000,000
U.S Related-1.9%
Puerto Rico Electric Power Authority, Power Revenue, 3.37% (Insured; FSA) (c)                        1,700,000      1,700,000
Puerto Rico Government Development Bank, Refunding, VRDN
  3.70% (LOC; Credit Swisse) (a,b)..........................................                           700,000        700,000
                                                                                                                      -------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $3,400,000).........................................................                                   $    3,400,000
                                                                                                                      =======
TOTAL INVESTMENTS-100.0%
  (cost $122,245,814).......................................................                                     $127,879,503
                                                                                                                      =======
Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes
Summary of Combined Ratings
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
--------                           --------                       -----------------          ------------------
AAA                                Aaa                            AAA                               55.2%
AA                                 Aa                             AA                                25.2
A                                  A                              A                                 10.0
BBB                                Baa                            BBB                                3.9
Not Rated(e)                       Not Rated(e)                   Not Rated(e)                       5.7
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====
Notes to Statement of Investments:
    (a)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b)  Secured by letter of credit.
    (c)  Inverse floater security-the interest rate is subject to change periodically.
    (d)  Fitch currently provides creditworthiness information for a limited number of investments.
    (e)  Securities which while not rated by Fitch, Moody's and Standard &
   Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                          SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                   Cost             Value
                                                                                                 --------          --------
ASSETS:                          Investments in securities-See Statement of Investments      $122,245,814      $127,879,503
                                 Cash.......................................                                        323,416
                                 Interest receivable........................                                      1,854,227
                                 Prepaid expenses...........................                                          8,178
                                                                                                                   --------
                                                                                                                130,065,324
                                                                                                                   --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       60,004
                                 Accrued expenses...........................                                         58,011
                                                                                                                   --------
                                                                                                                    118,015
                                                                                                                   --------
NET ASSETS..................................................................                                   $129,947,309
                                                                                                                   ========
REPRESENTED BY:                  Paid-in capital............................                                   $126,177,235
                                 Accumulated net realized gain (loss) on investments                             (1,863,615)
                                 Accumulated gross unrealized appreciation
                                    on investments..............................                                  5,633,689
                                                                                                                   --------
NET ASSETS..................................................................                                   $129,947,309
                                                                                                                   ========
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                      9,447,248
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                         $13.76
                                                                                                                   ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                  SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $3,319,985
EXPENSES:                        Management fee-Note 3(a)...................                    $   387,206
                                 Shareholder servicing costs-Note 3(b)......                         71,995
                                 Professional fees..........................                         16,541
                                 Trustees' fees and expenses-Note 3(c)......                         15,039
                                 Registration fees..........................                          7,892
                                 Custodian fees.............................                          6,826
                                 Prospectus and shareholders' reports.......                          5,346
                                 Loan commitment fees-Note 2................                            556
                                 Miscellaneous..............................                          9,882
                                                                                                     ------
                                       Total Expenses.......................                        521,283
                                 Less-reduction in management fee due to
                                     undertaking-Note 3 (a).................                        (35,097)
                                                                                                     ------
                                       Net Expenses.........................                                           486,186
                                                                                                                        ------
INVESTMENT INCOME-NET.......................................................                                         2,833,799
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $    142,431
                                 Net unrealized appreciation (depreciation) on investments        3,906,609
                                                                                                     ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         4,049,040
                                                                                                                        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $6,882,839
                                                                                                                        ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              Six Months Ended
                                                                                              September 30, 1997   Year Ended
                                                                                                 (Unaudited)     March 31, 1997
                                                                                                  ----------        --------
OPERATIONS:
  Investment income-net...............................................                       $     2,833,799  $    5,765,457
  Net realized gain (loss) on investments.............................                               142,431         456,243
  Net unrealized appreciation (depreciation) on investments...........                             3,906,609        (739,586)
                                                                                                     -------         -------
    Net Increase (Decrease) in Net Assets Resulting from Operations...                             6,882,839       5,482,114
                                                                                                     -------         -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...............................................                            (2,833,799)     (5,796,467)
                                                                                                     -------         -------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold.......................................                            11,136,213      26,772,228
  Dividends reinvested................................................                             2,158,425       4,453,723
  Cost of shares redeemed.............................................                           (16,860,266)    (35,557,561)
                                                                                                     -------         -------
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                       (3,565,628)     (4,331,610)
                                                                                                     -------         -------
      Total Increase (Decrease) in Net Assets.........................                               483,412      (4,645,963)
NET ASSETS:
  Beginning of Period.................................................                           129,463,897     134,109,860
                                                                                                     -------         -------
  End of Period.......................................................                         $ 129,947,309   $ 129,463,897
                                                                                                     =======         =======
                                                                                                    Shares            Shares
                                                                                                     -------         -------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.........................................................                               819,843       2,000,926
  Shares issued for dividends reinvested..............................                               158,646         332,728
  Shares redeemed.....................................................                            (1,245,897)     (2,661,549)
                                                                                                     -------         -------
    Net Increase (Decrease) in Shares Outstanding.....................                              (267,408)       (327,895)
                                                                                                     =======         =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                     Six Months Ended
                                                    September 30, 1997                Year Ended March 31,
                                                                        ----------------------------------------------------
PER SHARE DATA:                                        (Unaudited)      1997        1996        1995        1994        1993(1)
                                                        ------------    ----        ----        ----        ----        ----
    Net asset value, beginning of period..                $13.33      $13.35      $13.03      $12.98      $13.18      $12.50
                                                            ----        ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net.................                   .30         .59         .60         .65         .69         .58
    Net realized and unrealized gain (loss)
      on investments......................                   .43        (.01)        .31         .05        (.19)        .68
                                                            ----        ----        ----        ----        ----        ----
    Total from Investment Operations......                   .73         .58         .91         .70         .50        1.26
                                                            ----        ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net..                  (.30)       (.60)       (.59)       (.65)       (.69)       (.58)
    Dividends from net realized gain on investments            -           -           -           -        (.01)          -
                                                            ----        ----        ----        ----        ----        ----
    Total Distributions...................                  (.30)       (.60)       (.59)       (.65)       (.70)       (.58)
                                                            ----        ----        ----        ----        ----        ----
    Net asset value, end of period........                $13.76      $13.33      $13.35      $13.03      $12.98      $13.18
                                                            ====        ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN...................                 10.99%(2)    4.38%       7.09%       5.60%       3.64%      12.33%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .75%(2)     .78%        .72%        .34%        .01%          -
    Ratio of net investment income
      to average net assets...............                  4.39%(2)    4.42%       4.46%       5.08%       5.07%       5.21%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                   .05%(2)     .06%        .13%        .50%        .84%       1.18%(2)
    Portfolio Turnover Rate...............                  3.73%(3)   29.56%      19.91%      31.66%      11.47%      37.94%(3)
    Net Assets, end of period (000's Omitted)           $129,947    $129,464    $134,110    $131,681    $140,804     $75,597
(1)    From May 27, 1992 (commencement of operations) to March 31, 1993.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Connecticut Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Connecticut income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $1,998,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1997. If not applied, $155,000 of the carryover expires in fiscal 2003 and $1,843,000 expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended September 30, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from April 1, 1997 through March 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the Funds' average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $35,097 during the period ended September 30, 1997.
    (b) Under the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1997, the Fund was charged $35,000 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1997, the Fund was charged $29,939 pursuant to the transfer agency agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended September 30, 1997, the redemption fees amounted to $59.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1997 amounted to $4,630,203 and $8,808,388, respectively.
    At September 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                            914SA979
Registration Mark
[Dreyfus logo]
Connecticut
Intermediate
Municipal Bond
Fund
Semi-Annual
Report
September 30, 1997